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                                                                 Exhibit 10.14

                             STOCKHOLDERS AGREEMENT


     THIS STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of this 3rd day of December, 1996 by and among BANK OF AMERICA NT & SA, a
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national banking association (the "Bank"), and BANK OF AMERICA NW, NATIONAL
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ASSOCIATION, a national banking association ("BANW" and, collectively with the
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Bank, the "Holders") and BA MERCHANT SERVICES, INC., a Delaware corporation
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("BAMSI").

                                    RECITALS

     A.   The Holders.  The Bank and BANW are each an existing national banking
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association duly organized and in good standing under the laws of the United
States with their respective principal executive offices located in San Francisco, California and Seattle, Washington.

     B.   BAMSI.  BAMSI is an existing corporation, formed under the laws of the
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State of Delaware, with its principal executive offices located in San
Francisco, California.

     C.   BAC/BAMSI Transactions; The Offering.  The Bank and BANW, each a
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subsidiary of BankAmerica Corporation ("BAC"), currently own 100% of the outstanding common stock of BAMSI. The Bank and BANW have entered or will enter into certain agreements with BAMSI (1) transferring the Bank's United States domestic merchant processing business and the BANW merchant processing business to BAMSI and (2) covering the contemplated transfer of the Philippine and Thailand merchant processing businesses of the Bank to BAMSI upon the receipt of certain governmental approvals (collectively, the "Asset Transfers"). BAMSI is contemplating the issuance of shares of BAMSI's Class A common stock, $.01 par value per share (the "Class A Common Stock"), in an initial public offering (the "Offering") and following the Offering, the Bank and BANW will each be the beneficial and record owner of 25,670,000 shares and 4,530,000 shares, respectively, of BAMSI's Class B common stock, $.01 par value per share (the "Class B Common Stock").

     D.   OCC Approval and Restrictions on BAMSI's Activities.  On November 14,
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1996, the Office of the Comptroller of the Currency (the "OCC") approved the application of BANW to hold the shares of Class B Common Stock (the "BANW Shares"). As a condition to the OCC approval, the Holders and BAMSI have agreed to provisions contained in this Agreement which provide to BANW certain rights to restrict the activities of BAMSI as provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration had and received, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Restrictions on BAMSI's Activities.
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     (a)  During the term of this Agreement and for so long as BANW owns any of the BANW Shares, BAMSI shall engage only in activities that are permissible for national

                                      -1-                 Stockholders Agreement
banks. BAMSI shall be prohibited from engaging in any new activities without prior notice to and approval by BANW in accordance with Section 1(b).

     (b) Following the receipt of a notice from BAMSI under Section 1(a), BANW shall, in its sole discretion, determine (i) whether the proposed activities are permissible for national banks, and (ii) whether regulatory applications should be filed seeking approval for the proposed activities. If BANW determines that such activities are so permissible, it shall so notify BAMSI and BAMSI may engage in such activities, subject to regulatory approval, if deemed necessary by BANW. Notwithstanding anything to the contrary contained herein, if BANW, or any regulatory agency with authority over BANW, the Bank or BAMSI, determines that such new activities are not permissible for national banks, at the sole option of BANW, (x) BAMSI shall be prohibited from engaging in such activities, or (y) BANW shall sell to the Bank and the Bank shall purchase from BAMSI the BANW Shares. The price of the BANW Shares pursuant to the foregoing sentence shall be the fair market value of the same at the time of sale as reasonably agreed to by the Bank and BANW.

     2.   Term.  The term of this Agreement and the provisions of Section 1
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shall commence on the date hereof and shall continue for so long as BANW owns the BANW Shares and until terminated pursuant to Section 3.

     3.   Termination.  This Agreement shall terminate upon the occurrence of
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any of the following events: (a) termination of BANW's investment in BAMSI pursuant to Section 1(b)(ii); or (b) BANW no longer owns any of the BANW Shares or any shares of Class B Common Stock or Class A Common Stock.

     4.   Arbitration.  Any dispute, controversy or claim between any of the
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parties hereto arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, will be resolved by arbitration conducted in San Francisco, California under the auspices and according to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement.

     5.   Governing Law.  This Agreement shall be governed by and construed
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under the laws of the State of California without regard to principles of conflicts of laws.

     6.   Notices.  Any notice permitted or required by this Agreement shall be
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deemed given when sent by personal service, by certified or registered mail return receipt requested, postage prepaid, by facsimile transmission or by overnight delivery by a nationally recognized courier and addressed as follows: if to BAMSI, to BA Merchant Services, Inc., One South Van Ness, 5th Floor, San Francisco, California 94103, attention: General Counsel #3710; if to the Bank, to Bank of America NT & SA, 555 California Street, 6th Floor, San Francisco, CA 94104, attention: Corporate Secretary #3018, with a copy to BankAmerica Corporation, 555 California Street, 8th Floor, San Francisco, CA 94104, attention: General Counsel; and, if to BANW, to Bank of America NW, N.A., 701 Fifth Avenue, Seattle, WA 98104, attention: General Counsel # 3922. Actual receipt of notice or other communication shall overcome any deficiency in manner of delivery thereof.

                                      -2-                 Stockholders Agreement
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     7.   Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which, when executed by all of the parties to this
Agreement, shall be deemed to be an original, and all of which counterparts together shall constitute one and the same instrument.

     8.   Entire Agreement.  This Agreement constitutes the entire agreement of
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the parties with respect to its subject matter, superseding all prior oral and written communications, proposals, negotiations, representations, understandings, courses of dealing, agreements, contracts, and the like between the parties.

     9.   Amendments.  This Agreement may be changed, amended, modified, or
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rescinded only by an instrument in writing signed by the party against which enforcement of such change, amendment, modification or rescission is sought.

     10.  Third Party Beneficiaries.  Except as expressly provided in this
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Agreement, the parties hereto intend that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date first written above.

                                   BANKAMERICA CORPORATION



                                   By:  /s/ Thomas E. Peterson
                                      ----------------------------
                                            Thomas E. Peterson
                                               Vice Chairman


                                   BANK OF AMERICA NW, NATIONAL
                                   ASSOCIATION



                                   By:  /s/ Josef E. Gray
                                      ----------------------------
                                               Josef E. Gray
                                             President of the
                                          Seafirst Bank Division


                                   BA MERCHANT SERVICES, INC.



                                   By:  /s/ Sharif M. Bayyari
                                      ----------------------------
                                            Sharif M. Bayyari
                                                President

                                      -3-                 Stockholders Agreement